Exhibit 99.1

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

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BSCMS 2003 - PWR2
Properties With a Tenant Occupying 50% or More of NSF.
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Loan Pool No.     Loan No.                       Property Name                                              Property Type
-------------------------------------------------------------------------------------------------------------------------------
      2          510901239    Jefferson Plaza I and II                                                    Office
      4          510901280    Plaza America Office Towers III and IV                                      Office
      5            38112      North Crescent Plaza                                                        Office
      7                       Alexandria Portfolio                                                        Industrial
      7a           37926      Virginia Manor                                                              Industrial
      7b           37928      1550 Gude                                                                   Industrial
      7c           37927      1500 Gude                                                                   Industrial
      10           37365      First Union Plaza                                                           Office
      14          6104935     Royal & Sun Alliance Building                                               Office
      15          6104936     Motorola Office Building                                                    Office
      20          6105089     Tower Development Portfolio                                                 Various
     20a          6105089     11311 White Rock Road                                                       Industrial
     20c          6105089     11340 White Rock Road                                                       Industrial
     20d          6105089     4510 Orange Grove Avenue                                                    Office
     20e          6105089     11321 White Rock Road                                                       Industrial
     20f          6105089     4378 Auburn Blvd.                                                           Office
      23           37213      411 West 13th Street                                                        Office
      24           37096      Leiner Health Products Building                                             Industrial
      25           37841      Garden Ridge Retail                                                         Retail
      27           37495      Golden Gate Portfolio                                                       Retail
     27b           37495      Golden Gate Portfolio - Circuit City- Cary                                  Retail
     27c           37495      Golden Gate Portfolio - Eckerds - 12th Street                               Retail
     27d           37495      Golden Gate Portfolio - Eckerds - Peach & Zimmerly                          Retail
      29          6104883     Westport Retail                                                             Retail
      31           36463      WESCO 3                                                                     Industrial
     31a           36463      WESCO 3 - Phoenix Brown                                                     Industrial
     31b           36463      WESCO 3 - Detroit                                                           Industrial
     31c           36463      WESCO 3 - Fort Myers                                                        Industrial
     31d           36463      WESCO 3 - Denver                                                            Industrial
     31e           36463      WESCO 3 - Indianapolis                                                      Industrial
     31f           36463      WESCO 3 - Anchorage                                                         Industrial
     31g           36463      WESCO 3 - Bakersfield                                                       Industrial
     31h           36463      WESCO 3 - Deer Park                                                         Industrial
     31i           36463      WESCO 3 - Augusta                                                           Industrial
     31j           36463      WESCO 3 - Burilington                                                       Industrial
     31k           36463      WESCO 3 - North Fargo                                                       Industrial
     31l           36463      WESCO 3 - Billings                                                          Industrial
     31m           36463      WESCO 3 - Beaumont                                                          Industrial
     31n           36463      WESCO 3 - York                                                              Industrial
     31o           36463      WESCO 3 - Wichita                                                           Industrial
     31p           36463      WESCO 3 - Decatur                                                           Industrial
     31q           36463      WESCO 3 - Coldwater                                                         Industrial
      32           37292      Inland Eckerd Portfolio 2                                                   Retail
     32a           37292      Inland Eckerd Portfolio 2 - Eckerd - Rt. 51 & 88                            Retail
     32b           37292      Inland Eckerd Portfolio 2 - Eckerd - Monroeville & Jameson                  Retail
     32c           37292      Inland Eckerd Portfolio 2 - Eckerd - Rt. 286                                Retail
     32d           37292      Inland Eckerd Portfolio 2 - Eckerd -Rt. 130 & Pleasant Valley               Retail
     32e           37292      Inland Eckerd Portfolio 2 - Eckerd - Old Freeport & Pillow                  Retail
     32f           37292      Inland Eckerd Portfolio 2 - Eckerd - Rt. 22 & Cove                          Retail
      33           36534      Central Avenue Shopping Center                                              Retail
      41           37293      Inland Eckerd Portfolio 3                                                   Retail
     41a           37293      Inland Eckerd Portfolio 3 - Eckerd - Broad & Bailey                         Retail
     41b           37293      Inland Eckerd Portfolio 3 - Eckerd - Rt. 119 & York                         Retail
     41c           37293      Inland Eckerd Portfolio 3 - Eckerd - Genesee and Pine                       Retail
     41d           37293      Inland Eckerd Portfolio 3 - Eckerd - Millersport Highway                    Retail
     41e           37293      Inland Eckerd Portfolio 3 - Eckerd - Central & Millard Fillmore             Retail
      46           37741      Regal Cinemas Land Portfolio                                                Retail
     46a           37741      Regal Cinemas Land Portfolio - Regal - Kennesaw                             Retail
     46b           37741      Regal Cinemas Land Portfolio - Regal - Lynwood                              Retail
     46c           37741      Regal Cinemas Land Portfolio - Regal - Chesapeake                           Retail
      47           37345      Whittier Gateway                                                            Retail
      50           38099      Ocean Springs Shopping Center                                               Retail
      52           37239      Kennametal                                                                  Industrial
      65         310901183    Albertson's - Montana                                                       Retail
      66         310901184    Albertson's - Montwood                                                      Retail
      67           37163      3737 Birch Street                                                           Office
      72           36904      Forest City Retail                                                          Retail
      74          6104968     Waterford Lakes Medical Building 2                                          Office
      76          6104973     Elm Properties Warehouse                                                    Industrial
      82           38249      Kash N Karry                                                                Retail
      84           36575      125 Tremont Street                                                          Office
      86           38232      2251 Rutherford Road                                                        Office
      90          6105045     Walgreen's Norfolk                                                          Retail
      92         620901248    ABX Distribution Building                                                   Industrial
      97         410900941    Flotilla Street                                                             Industrial
      98          6104827     CVS-Milton                                                                  Retail
     100         410901197    Remax Office Building                                                       Office


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Loan Pool No.     Loan No.                    Property Sub-Type           Cut-Off Date Balance    Largest Tenant
---------------------------------------------------------------------------------------------------------------------------------
      2          510901239                  Urban                               62,939,186 GSA - National Guard
      4          510901280                  Suburban                            42,464,449 Unisys
      5            38112                    Urban                               39,692,392 Platinum Equity LLC
      7                                     Flex Industrial                     30,000,000
      7a           37926                    Flex Industrial                     16,600,000 Baxter Biosciences, Inc.
      7b           37928                    Flex Industrial                      6,800,000 Shire Laboratories
      7c           37927                    Flex Industrial                      6,600,000 Calypte Biomedical Corp.
      10           37365                    Suburban                            27,918,070 Duke University
      14          6104935                   Suburban                            21,438,859 Royal Indemnity Company
      15          6104936                   Suburban                            21,420,000 Motorola, Inc.
      20          6105089                   Various                             16,327,500
     20a          6105089                   Warehouse/Office                     4,117,500 Harte Hanks Shoppers, Inc.
     20c          6105089                   Warehouse/Office                     2,520,000 Viking Ajaxx Supply Inc.
     20d          6105089                   Suburban                             2,407,500 County of Sacramento
     20e          6105089                   Warehouse/Office                     2,370,000 E-Filliate Corporation
     20f          6105089                   Suburban                               937,500 Tower Development Corp.
      23           37213                    Urban                               14,500,000 Aramis, Inc.
      24           37096                    Warehouse/Distribution               7,193,551 Leiner Health Products
      25           37841                    Free-Standing                        7,043,686 Garden Ridge
      27           37495                    Various                             11,900,000
     27b           37495                    Free-Standing                        3,280,000 Circuit City
     27c           37495                    Free-Standing                        1,601,450 Eckerd
     27d           37495                    Free-Standing                          640,000 Eckerd
      29          6104883                   Anchored                            10,000,000 The Gap, Inc.
      31           36463                    Warehouse/Distribution               9,705,051
     31a           36463                    Warehouse/Distribution               1,198,277 Wesco
     31b           36463                    Warehouse/Distribution               1,059,633 Wesco
     31c           36463                    Warehouse/Distribution                 802,152 Wesco
     31d           36463                    Warehouse/Distribution                 792,249 Wesco
     31e           36463                    Warehouse/Distribution                 742,734 Wesco
     31f           36463                    Warehouse/Distribution                 722,927 Wesco
     31g           36463                    Warehouse/Distribution                 713,024 Wesco
     31h           36463                    Warehouse/Distribution                 643,702 Wesco
     31i           36463                    Warehouse/Distribution                 574,381 Wesco
     31j           36463                    Warehouse/Distribution                 455,543 Wesco
     31k           36463                    Warehouse/Distribution                 376,318 Wesco
     31l           36463                    Warehouse/Distribution                 356,512 Wesco
     31m           36463                    Warehouse/Distribution                 356,512 Wesco
     31n           36463                    Warehouse/Distribution                 277,287 Wesco
     31o           36463                    Warehouse/Distribution                 227,772 Wesco
     31p           36463                    Warehouse/Distribution                 207,965 Wesco
     31q           36463                    Warehouse/Distribution                 198,062 Wesco
      32           37292                    Anchored                             9,489,960
     32a           37292                    Anchored                             1,636,200 Eckerd
     32b           37292                    Anchored                             1,636,200 Eckerd
     32c           37292                    Anchored                             1,636,200 Eckerd
     32d           37292                    Anchored                             1,636,200 Eckerd
     32e           37292                    Anchored                             1,570,752 Eckerd
     32f           37292                    Anchored                             1,374,408 Eckerd
      33           36534                    Anchored                             8,700,000 Buy Buy  Baby (CVS)
      41           37293                    Anchored                             7,536,500
     41a           37293                    Anchored                             1,777,076 Eckerd
     41b           37293                    Anchored                             1,636,200 Eckerd
     41c           37293                    Anchored                             1,636,200 Eckerd
     41d           37293                    Anchored                             1,581,660 Eckerd
     41e           37293                    Anchored                               905,364 Eckerd
      46           37741                    Shadow/Weak Anchored                 6,903,056
     46a           37741                    Shadow/Weak Anchored                 2,979,736 Regal - Kennesaw
     46b           37741                    Shadow/Weak Anchored                 2,160,309 Regal - Lynwood
     46c           37741                    Shadow/Weak Anchored                 1,763,011 Regal - Chesapeake
      47           37345                    Free-Standing                        6,636,814 Home Depot
      50           38099                    Anchored                             6,200,000 Winn-Dixie
      52           37239                    Warehouse/Distribution               5,705,544 Kennametal Inc.
      65         310901183                  Anchored                             4,096,309 Albertson's Inc.
      66         310901184                  Anchored                             4,096,309 Albertson's Inc.
      67           37163                    Urban                                3,992,260 Ferruzzo & Worthe, LLP
      72           36904                    Anchored                             3,790,146 Richfoods/Market at Tobacco
      74          6104968                   Medical/Office                       3,658,750 Florida Physicians Medical Group
      76          6104973                   Warehouse/Office                     3,463,593 W.E. Lahr Company
      82           38249                    Anchored                             3,150,000 Kash N Karry
      84           36575                    Mixed Use                            2,985,920 Jobs for Youth (office)
      86           38232                    Urban                                2,891,287 Q-Biogene, Inc.
      90          6105045                   Anchored                             2,497,405 Walgreen Co.
      92         620901248                  Warehouse                            2,300,000 A.B.X., Inc., and G.S.W.C., Inc.
      97         410900941                  Warehouse                            1,944,498 Linroz Manufacturing Co.
      98          6104827                   Anchored                             1,617,373 REA & Derrick, Inc. (CVS/Pharmacy)
     100         410901197                  Suburban                             1,038,660 Boulevard Brokerage Group, Inc.

                                            Total                             $404,883,576      38.0% of the Total Pool


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                                   Lease Expiration Date of        NSF of Largest      % NSF of the Largest
Loan Pool No.     Loan No.             Largest Tenant              Tenant (SF)             Tenant              Tenant Credit Rating
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
      2          510901239             9/8/2008                         310,202            60.0%                    AAA
      4          510901280             7/31/2018                        280,137            59.2%              BB+ / Ba1 / BBB-
      5            38112               1/1/2023                          71,246            58.2%                    NR
      7
      7a           37926               5/31/2012                        110,412            57.5%                A / A3 / A
      7b           37928               4/30/2006                         44,500           100.0%                    Ba3
      7c           37927               10/21/2006                        25,459            55.4%                    NR
      10           37365               11/30/2006                       147,339            62.4%                    AA+
      14          6104935              5/31/2013                        346,434           100.0%             BBB+ / Baa3 / BBB+
      15          6104936              12/31/2016                       119,829           100.0%                    BBB
      20          6105089
     20a          6105089              7/31/2013                         91,200            68.7%                    NR
     20c          6105089              2/28/2008                         40,500            59.2%                    NR
     20d          6105089              5/31/2015                         20,387           100.0%                    A1
     20e          6105089              6/30/2013                         51,625            83.3%                    NR
     20f          6105089              12/31/2004                         4,074            53.7%                    NR
      23           37213               1/31/2018                         52,000           100.0%                 A1 / A+
      24           37096               12/31/2011                       140,000           100.0%                  B / Caa1
      25           37841               9/17/2016                        141,286           100.0%                    NR
      27           37495
     27b           37495               3/31/2022                         27,891           100.0%                    NR
     27c           37495               10/31/2020                        10,908           100.0%                BB+ / Ba3
     27d           37495               3/31/2019                         10,908           100.0%                BB+ / Ba3
      29          6104883              4/30/2011                         10,521            60.9%                BB+ / Ba3 / BB-
      31           36463
     31a           36463               2/13/2023                         37,138           100.0%                 B+ / B3
     31b           36463               2/13/2023                         42,384           100.0%                 B+ / B3
     31c           36463               2/13/2023                         20,488           100.0%                 B+ / B3
     31d           36463               2/13/2023                         28,340           100.0%                 B+ / B3
     31e           36463               2/13/2023                         65,359           100.0%                 B+ / B3
     31f           36463               2/13/2023                         12,588           100.0%                 B+ / B3
     31g           36463               2/13/2023                         23,480           100.0%                 B+ / B3
     31h           36463               2/13/2023                         23,572           100.0%                 B+ / B3
     31i           36463               2/13/2023                         20,640           100.0%                 B+ / B3
     31j           36463               2/13/2023                         12,892           100.0%                 B+ / B3
     31k           36463               2/13/2023                         12,672           100.0%                 B+ / B3
     31l           36463               2/13/2023                         16,553           100.0%                 B+ / B3
     31m           36463               2/13/2023                         15,000           100.0%                 B+ / B3
     31n           36463               2/13/2023                         12,540           100.0%                 B+ / B3
     31o           36463               2/13/2023                         15,050           100.0%                 B+ / B3
     31p           36463               2/13/2023                         17,120           100.0%                 B+ / B3
     31q           36463               2/13/2023                         10,964           100.0%                 B+ / B3
      32           37292
     32a           37292               5/11/2019                         10,908           100.0%                BB+ / Ba3
     32b           37292               11/27/2020                        10,908           100.0%                BB+ / Ba3
     32c           37292               1/21/2019                         10,908           100.0%                BB+ / Ba3
     32d           37292               11/27/2020                        10,908           100.0%                BB+ / Ba3
     32e           37292               10/29/2019                        10,908           100.0%                BB+ / Ba3
     32f           37292               6/17/2019                         10,908           100.0%                BB+ / Ba3
      33           36534               11/30/2015                        30,800            77.0%                  A / A2
      41           37293
     41a           37293               11/27/2020                        12,732           100.0%                BB+ / Ba3
     41b           37293               11/27/2020                        10,908           100.0%                BB+ / Ba3
     41c           37293               11/27/2020                        10,908           100.0%                BB+ / Ba3
     41d           37293               11/27/2020                        10,908           100.0%                BB+ / Ba3
     41e           37293               11/27/2020                        10,908           100.0%                BB+ / Ba3
      46           37741
     46a           37741               8/31/2020                        779,298           100.0%                 BB- / B2
     46b           37741               6/30/2020                        217,800           100.0%                 BB- / B2
     46c           37741               6/30/2020                        608,098           100.0%                 BB- / B2
      47           37345               1/31/2020                        135,695            92.1%                AA / Aa3 / AA
      50           38099               9/7/2018                          62,771            54.4%                BB+ / Ba2
      52           37239               6/15/2013                        277,875           100.0%                BBB / Ba1 / BBB -
      65         310901183             2/28/2019                         74,354           100.0%                BBB / Baa1 / BBB
      66         310901184             2/28/2019                         76,344           100.0%                BBB / Baa1 / BBB
      67           37163               12/31/2015                        17,370            66.7%                      NR
      72           36904               2/28/2022                         33,248            76.7%                BBB / Baa3
      74          6104968              11/30/2018                        12,000            58.4%                      NR
      76          6104973              6/30/2018                        102,000            50.0%                      NR
      82           38249               1/31/2021                         40,143           100.0%                BB+ / Ba1
      84           36575               7/1/2007                          11,218            73.7%                      NR
      86           38232               7/31/2012                         33,424           100.0%                      NR
      90          6105045              9/30/2059                         13,905           100.0%                 A+ / Aa3
      92         620901248             2/29/2008                         34,851           100.0%                      NR
      97         410900941             3/31/2005                         94,473           100.0%                      NR
      98          6104827              12/31/2021                        11,000            85.6%                  A / A2
     100         410901197             2/5/2008                           6,556           100.0%                      NR



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof.  If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which
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entirety by such Prospectus and Prospectus Supplement.  Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement.  Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.  This information should only be considered after reading the Statement Regarding Assumptions as to Securities,
Pricing Estimates, and Other Information (the "Statement").  Do not use or rely on this information if you have not received the Statement.  You may obtain a copy of the Statement from your sales representative.

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